SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              JACK IN THE BOX INC.
                (Name of Registrant as Specified in Its Charter)

                              JACK IN THE BOX INC.
                   (Name of Person(s) Filing Proxy Statement)

Paying of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[LOGO] JACK IN THE BOX INC.
                                                                January 13, 2000

Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Jack in the Box Inc. to be held at 2:00 p.m. on Friday, February 18, 2000, at the Del Mar Hilton, 15575 Jimmy Durante Boulevard, Del Mar, California. This is the first annual meeting since changing our name from Foodmaker, Inc. to Jack in the Box Inc., a change that has been well received by stockholders, members of the financial community and our loyal customers.

      We hope you will attend in person. If you plan to do so, please indicate in the space provided on the enclosed proxy. Whether you plan to attend the meeting or not, we urge you to sign, date and return the enclosed proxy as soon as possible in the postage-paid envelope provided, or alternatively if indicated on your proxy card, vote your proxy by telephone. This will ensure representation of your shares in the event that you are unable to attend the meeting.

      The matters expected to be acted upon at the meeting are described in detail in the attached Notice of Meeting and Proxy Statement.

      The Directors and Officers of the Company look forward to meeting with you.

                                            Sincerely,

                                            JACK W. GOODALL

                                            Jack W. Goodall
                                            Chairman of the Board

                              JACK IN THE BOX INC.

                               9330 Balboa Avenue
                           San Diego, California 92123

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on February 18, 2000

     The 2000 Annual Meeting of Stockholders of Jack in the Box Inc. will be held at 2:00 p.m. on Friday, February 18, 2000, at the Del Mar Hilton, 15575 Jimmy Durante Boulevard, Del Mar, California.

     The meeting will be held to vote upon the following proposals:

     1. To elect ten directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

     2.  To ratify the appointment of KPMG LLP as independent accountants; and

     3. To act upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

     Only stockholders of record at the close of business on December 23, 1999, will be entitled to vote at the meeting.

                                         By Order of the Board of Directors

                                         LAWRENCE E. SCHAUF

                                         Lawrence E. Schauf
                                         Secretary

San Diego, California
January 13, 2000

                              JACK IN THE BOX INC.
                               9330 Balboa Avenue
                           San Diego, California 92123

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                February 18, 2000

                             SOLICITATION OF PROXIES

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Jack in the Box Inc., a Delaware corporation (the "Company"), formerly Foodmaker, Inc., for use at the 2000 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 2:00 p.m. on Friday, February 18, 2000, at the Del Mar Hilton, 15575 Jimmy Durante Boulevard, Del Mar, California, or any postponements or adjournments thereof. This Proxy Statement and form of proxy were mailed to stockholders on or about January 13, 2000.

      The cost of preparing, assembling and mailing the Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy and the solicitation of proxies will be paid by the Company. D.F. King & Co., Inc. ("D.F. King") has been engaged to assist in the solicitation of proxies, for which they will be paid a fee not to exceed $4,500 plus out-of-pocket expenses. In addition to solicitation by mail, proxies may be solicited personally or by telephone or other means by D.F. King, as well as by directors, officers or employees of the Company, who will receive no additional compensation for such services.

                                     VOTING

      The close of business on December 23, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On that date, there were 38,215,210 shares of Jack in the Box Inc. common stock, $.01 par value (the "Common Stock"), outstanding. Each share is entitled to one vote on any matter that may be presented for consideration and action by the stockholders.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (i.e., shares held by brokers or nominees that the broker or nominee does not have discretionary power to vote on a particular matter and as to which instructions have not been received from the beneficial owners or persons entitled to vote) are counted for the purpose of determining the presence or absence of a quorum for the transaction of business. In the event that there are insufficient votes to constitute a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      A director will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy. The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy will be required to ratify the appointment of KPMG LLP as independent accountants of the Company for the 2000 fiscal year.

      With regard to the election of directors, votes may be cast in favor or withheld. Votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on all proposals other than the election of directors and will be counted as present for purposes of the item on which the abstention is voted. Therefore, such abstentions will have the effect of a negative vote. Broker non-votes are not counted for purposes of determining whether a proposal has been approved and, therefore, have the effect of reducing the number of affirmative votes required to achieve a majority of the votes cast for such proposal.

      Proxies will be voted as directed by stockholders in writing or by telephone. If no direction is given, proxies will be voted FOR management's nominees for election as directors and FOR Proposal 2, unless the stockholder otherwise directs in the proxy. The enclosed proxy gives discretionary authority as to any matters not specifically referred to therein. See "Other Business". The telephone voting procedures, available only to stockholders of record, are designed to authenticate stockholders' identities, to allow record stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions as to the procedures to be followed by any record stockholder interested in voting via telephone are set forth on the enclosed proxy card. A proxy may be revoked at any time before it is voted at the Annual Meeting by submitting written notice of revocation to the Secretary of the Company by filing a duly executed written proxy bearing a later date or, for record stockholders, by a later proxy delivered using the telephone voting procedures. A proxy will not be voted if the stockholder who executed it or voted it by telephone is present at the Annual Meeting and elects to vote the shares represented thereby in person.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

      The directors of the Company are elected annually. The term of office of all present directors expires on the date of the Annual Meeting, at which time ten directors are to be elected to serve for the ensuing year and until their successors are elected and qualified. The nominees of management for election as directors are set forth below along with certain information regarding these nominees. Should any nominee become unavailable to serve as a director, the proxies will be voted for such other person as the Board of Directors of the Company (the "Board") shall designate. To the best of the Company's knowledge, all nominees are and will be available to serve. Stockholders' nominations for election as a director may be made only pursuant to the provisions of the Company's Bylaws, described below under "Other Business".

      The following table provides certain information about each of the Company's nominees for director as of January 1, 2000:

                                                                      Director
Name                         Age  Position(s) with the Company         Since
---------------------------  ---  ----------------------------------  --------
Michael E. Alpert(4)(5)....  57   Director                              1992
Jay W. Brown(2)(3)(6)......  54   Director                              1997
Paul T. Carter(1)(2)(6)....  77   Director                              1991
Charles W. Duddles.........  59   Executive Vice President, Chief       1988
                                  Financial Officer, Chief Adminis-
                                  trative Officer and Director
Edward W. Gibbons(1)(4)....  63   Director                              1985
Jack W. Goodall(3)(4)(5)...  61   Chairman of the Board                 1985
Alice B. Hayes, Ph.D.(2)(5)  62   Director                              1999
Murray H. Hutchison
 (1)(2)(5).................  61   Director                              1998
Robert J. Nugent(3)(6).....  58   President, Chief Executive Officer    1988
                                  and Director
L. Robert Payne(1)(4)......  66   Director                              1986
--------------------------
(1)  Member of the Audit Committee.
(2)  Member of the Compensation Committee.
(3)  Member of the Executive Committee.
(4)  Member of the Finance Committee.
(5)  Member of the Nominating and Governance Committee.
(6)  Member of the Year 2000 Ad Hoc Committee.

      The business experience, principal occupations and employment of the nominees follows:

      Mr. Alpert was a partner in the San Diego office of the law firm of Gibson, Dunn & Crutcher LLP for more than five years prior to his retirement in August 1992. He is currently Advisory Counsel to Gibson, Dunn & Crutcher LLP. Gibson, Dunn & Crutcher LLP provides legal services to the Company from time to time.

      Mr. Brown is currently a principal with Westgate Group, LLC. From April 1995 to September 1998, Mr. Brown was President and Chief Executive Officer of Protein Technologies International, Inc., the world's leading supplier of soy-based proteins to the food and paper processing industries. He was Chairman and Chief Executive Officer of Continental Baking Company from October 1984 to July 1995 and President of Van Camp Seafood Company from August 1983 to October 1984. From July 1981 through July 1983, he served as Vice President of Marketing for the Company. Mr. Brown is a director of Agribrands International, Inc. and Eagle OPG, Inc.

      Mr. Carter has been an insurance consultant for the Government Division of Corroon & Black Corporation since February 1987. He retired in February 1987 as Chairman and Chief Executive Officer of Corroon & Black Corporation, Southwestern Region and as Director and Senior Vice President of Corroon & Black Corporation. Mr. Carter is a director of Borrego Springs National Bank.

      Mr. Duddles has been Executive Vice President and Chief Administrative Officer since May 1988. He has been Chief Financial Officer since October 1985. Mr. Duddles has 20 years of experience with the Company in various finance positions.

      Mr. Gibbons has been a general partner of Gibbons, Goodwin, van Amerongen, an investment banking firm, for more than five years preceding the date hereof. Mr. Gibbons is also a director of Robert Half International, Inc. and Summer Winds Garden Centers, Inc.

      Mr. Goodall has been Chairman of the Board since October 1985. For more than five years prior to his retirement in April 1996, he was President and Chief Executive Officer of the Company. Mr. Goodall is a director of Ralcorp Holdings, Inc.

      Dr. Hayes has been a director of the Company since September 1999. She has been the President of the University of San Diego since 1995. From 1989 to 1995, Dr. Hayes served as Executive Vice President and Provost of Saint Louis University. Previously, she spent 27 years at Loyola University of Chicago, where she served in various executive positions. Dr. Hayes is also a director of the Pulitzer Publishing Company, the Old Globe Theatre, Independent Colleges of Southern California, The San Diego Foundation, Loyola University of Chicago, Scripps Bank, and Catholic Charities, Diocese of San Diego.

      Mr. Hutchison served 18 years as Chief Executive Officer and Chairman of International Technology Corp., one of the largest publicly traded environmental engineering firms in the U.S., until his retirement in 1996. Mr. Hutchison is a director of Sunrise Medical, Inc., Cadiz Land Company Inc., Senior Resource Group, and is Chairman of the Huntington Hotel Corp.

      Mr. Nugent has been President and Chief Executive Officer since April 1996. He was Executive Vice President from February 1985 to April 1996. Mr. Nugent has 20 years of experience with the Company in various executive and operations positions.

      Mr. Payne has been President and Chief Executive Officer of Multi-Ventures, Inc. since February 1976 and was Chairman of the Board of Grossmont Bank, a wholly-owned subsidiary of Bancomer, S.A., from February 1974 until October 1995. Multi-Ventures, Inc. is a real estate development and investment company that is also the managing partner of the San Diego Mission Valley Hilton and the Hanalei Hotel. He was a principal in the Company prior to its acquisition by its former parent, Ralston Purina Company, in 1968.

                    INFORMATION ABOUT THE BOARD OF DIRECTORS
                       AND CERTAIN COMMITTEES OF THE BOARD

      The following information is provided about the Board of Directors and certain of its committees.

      The Audit Committee directs the internal and external audit activities of the Company as deemed appropriate. The Audit Committee held three meetings in 1999.

      The Compensation Committee reviews compensation policies and recommends changes when appropriate. The Compensation Committee held four meetings in 1999, including one telephonic meeting, and on one occasion acted by unanimous written consent.

      The Nominating and Governance Committee recommends to the Board nominees for election as directors and will consider nominees properly submitted by stockholders (see "Other Business"). The committee also administers the Company's Corporate Governance Principles and Practices. The Nominating and Governance Committee held one meeting in 1999.

      In 1999, the Board of Directors held five meetings. Each current director attended more than 75% of the aggregate number of the general meetings held and the meetings of committees on which such director served.

      Directors who are also officers of the Company or its subsidiaries receive no additional compensation for their services as directors. As Chairman of the Board, Mr. Goodall receives compensation consisting of a $36,000 annual retainer and $3,000 for each Board meeting attended in person. The other independent directors of the Company receive compensation consisting of an $18,000 annual retainer and $2,000 for each Board meeting attended in person. All directors are reimbursed for out-of-pocket and travel expenses. No additional compensation is paid for actions taken by the Board by written consent or participating in telephonic meetings. Under the Company's Deferred Compensation Plan for Non-Management Directors, each independent director may defer any portion or all of such compensation. Amounts deferred under the plan's equity option are immediately converted to stock equivalents at the then current market price of the Company's Common Stock and matched at a 25% rate by the Company. A director's stock equivalent account is distributed in cash, based upon the ending number of stock equivalents and the market value of the Company's Common Stock, at the conclusion of the director's service as a member of the Board. All of the independent directors have elected to defer their compensation pursuant to this plan.

      Pursuant to the Company's Non-Employee Director Stock Option Plan (the "Director Plan"), commencing in 1995 and annually thereafter through fiscal 1999, upon election to the Board, each independent director also received a stock option to purchase 10,000 shares of the Company's Common Stock at the market value, as defined, on the date of grant. Under the Director Plan, as amended on September 17, 1999, the number of shares that may be purchased pursuant to an option granted in fiscal 2000 and each year thereafter, is based on the relationship of each director's compensation to the fair market value of the Company's Common Stock, but is limited to fewer than 10,000 shares.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of December 15, 1999, information with respect to beneficial ownership of voting securities of the Company by (i) each person who is known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities (none at the above date), (ii) each director and nominee for director of the Company, (iii) each executive officer listed in the Summary Compensation Table herein and (iv) all directors and executive officers of the Company as a group. Each of the following stockholders has sole voting and investment power with respect to shares beneficially owned by such stockholder, except to the extent that authority is shared with spouses under applicable law or as otherwise noted.

                                               Number of Shares
                                                of Common Stock      Percent of
Name                                         Beneficially Owned(1)    Class(1)
-------------------------------------------  ---------------------   ----------

Robert J. Nugent............................        790,171             2.1%
Jack W. Goodall.............................        586,963             1.5%
Kenneth R. Williams.........................        429,256             1.1%
Charles W. Duddles..........................        428,993             1.1%
Edward W. Gibbons (2).......................        414,736             1.1%
Paul L. Schultz.............................        175,245               *
L. Robert Payne.............................        111,140               *
Paul T. Carter..............................         68,750               *
Michael E. Alpert...........................         52,500               *
Jay W. Brown................................         40,000               *
Lawrence E. Schauf..........................         20,740               *
Murray H. Hutchison.........................         10,000               *
Alice B. Hayes..............................              -               -
All directors and executive
  officers as a group (23 persons)..........      3,553,988             8.9%
-------------------------

 *   Less than one percent

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Messrs. Nugent, Goodall, Williams, Duddles, Gibbons, Schultz, Payne, Carter, Alpert, Brown, Schauf, Hutchison and Dr. Hayes have the right to acquire through the exercise of stock options within 60 days of the above date, 285,400, 415,000, 189,600, 166,000, 50,000, 114,900, 86,000, 56,750,
     50,000, 30,000, 17,240, 10,000 and none, respectively, of the shares reflected above as beneficially owned.

(2)  Includes 50,000 shares owned by Mr. Gibbons' wife.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth information concerning the annual and long-term compensation of the Company's chief executive officer and the other four most highly compensated executive officers of the Company for services in all capacities to the Company and its subsidiaries during the fiscal years indicated. Bonus amounts were accrued during the year and paid shortly thereafter.

                                                                              Long-Term Compensation
                                                                              ----------------------- All Other
                                                   Annual Compensation         Restricted  Securities  Compen-
Name and                                    ---------------------------------    Stock     Underlying  sation
Principal Position(s)               Year     Salary($)    Bonus($)   Other($) Awards($)(1) Options(#)  ($) (2)
--------------------------------  --------  ----------   ---------   -------- ----------- ----------- ---------
Robert J. Nugent...............     1999      588,462     600,000     21,747     300,000     43,200     24,185
   President, Chief Executive       1998      525,000     550,000     12,000           0     52,000     22,685
   Officer and Director             1997      467,500     500,000     32,497           0     50,000     13,823

Kenneth R. Williams............     1999      397,539     320,000     12,791     160,000     26,700     22,414
   Executive Vice President,        1998      364,000     302,400     12,000           0     33,000     20,671
   Marketing and Operations         1997      330,000     280,000     12,000           0     25,000     18,638

Charles W. Duddles.............     1999      348,885     280,000     12,231     140,000     23,600     19,875
   Executive Vice President,        1998      321,500     266,400     12,000           0     30,000     18,501
   Chief Financial Officer,         1997      305,000     248,000     16,270           0     25,000     17,682
   Chief Administrative
   Officer and Director

Lawrence E. Schauf.............     1999      278,462     224,000     31,813     112,000     18,800     16,130
   Executive Vice President,        1998      257,500     212,000     19,034           0     23,700     15,429
   Secretary                        1997      250,000     200,000     19,034           0     25,000      8,796

Paul L. Schultz................     1999      300,346     222,600     15,397     111,300     13,600     15,886
   Senior Vice President,           1998      270,000     182,000     12,000           0     17,000     14,886
   Operations and Franchising       1997      242,500     169,000     12,000           0     20,000     12,952

-------------------------
(1) Restricted stock awards represent the value as of October 4, 1999 of restricted stock units granted to the named executive officer with respect to services rendered in fiscal 1999. The restricted stock units will vest 100% on October 4, 2002 and are subject to forfeiture under certain circumstances. The actual number of restricted stock units awarded was determined by dividing the indicated award value by the closing stock price on October 4, 1999 ($23.875). When vested, Messrs. Nugent, Williams, Duddles, Schauf and Schultz will receive, respectively, 12,566, 6,702, 5,864, 4,692 and 4,662 shares of the Company's Common Stock.

(2) All other compensation represents the Company's matching contributions to the deferred compensation plan and approximately $1,300-1,400 annually for each person for premiums on term life insurance paid by the Company for the benefit of the named executive officer. The Company has no interest in such insurance policies.


Stock Option Grants in Fiscal 1999

      Set forth below is information with respect to options granted to the named executive officers in the Summary Compensation Table during the 1999 fiscal year.

                                    % of Total                         Potential Realizable Value
                       Number of   Options/SARs                        at Assumed Annual Rates of
                       Securities   Granted to                          Stock Price Appreciation
                       Underlying   Employees   Exercise or                  for Option Term
                      Options/SARs  in Fiscal   Base Price  Expiration --------------------------
Name                  Granted (#)      Year      ($/Share)     Date          5%            10%
--------------------- ------------ ------------ ----------- ---------- ------------- ------------
Robert J. Nugent.....    43,200        7.4%       26.625     6/5/2009     $731,134     $1,857,370
Kenneth R. Williams..    26,700        4.6%       26.625     6/5/2009      451,882      1,147,958
Charles W. Duddles...    23,600        4.0%       26.625     6/5/2009      399,416      1,014,674
Lawrence E. Schauf...    18,800        3.2%       26.625     6/5/2009      318,179        808,300
Paul L. Schultz......    13,600        2.3%       26.625     6/5/2009      230,172        584,728

Option Exercises in Fiscal 1999 and Fiscal Year-End Values

      Set forth below is information with respect to options exercised by the named executive officers in the Summary Compensation Table during the 1999 fiscal year, and the number and value of unexercised stock options held by the named executive officers at the end of the fiscal year.

                                               Number of Securities
                                              Underlying Unexercised      Value of Unexercised
                                               Options/SARs Held at     In-the-Money Options/SARs
                         Shares                 Fiscal Year-End            at Fiscal Year-End(1)
                      Acquired on  Value   ---------------------------  -------------------------
Name                  Exercise(#) Realized  Exercisable  Unexercisable  Exercisable Unexercisable
--------------------- ----------- -------- ------------- -------------  ----------- -------------
Robert J. Nugent.....         0          0      285,400      84,800      $4,626,047    $184,600
Kenneth R. Williams..         0          0      194,600      53,100       3,163,488     117,150
Charles W. Duddles...     5,000   $132,075      171,000      47,600       2,904,164     106,500
Lawrence E. Schauf...    25,000    229,487       17,240      37,760         163,221      84,135
Paul L. Schultz......         0          0      114,900      27,200       1,789,266      60,350

-------------------------
(1) Based on the difference between the exercise price of the options and the closing price of the Company's Common Stock on the last trading day prior to the Company's fiscal year ended October 3, 1999 ($23.50). At such date, Messrs. Nugent, Williams, Duddles, Schauf and Schultz had unexercisable options which were not in-the-money for 43,200, 26,700, 23,600, 18,800 and 13,600 shares, respectively.

Report of the Board of Directors and Compensation Committee on Executive Compensation

      The Board of Directors has the primary responsibility for determining executive compensation. In addition, there is also a Compensation Committee composed of not fewer than two non-employee directors. Executive compensation is designed to (a) provide compensation opportunities that will attract, motivate and retain highly qualified managers and executives, and (b) provide salary and other rewards that are closely linked to Company, team, and individual performance goals focused on achievement of annual business plans and longer term incentives linked to increases in stockholder value. The Chief Executive Officer recommends the compensation to be paid to executive officers of the Company other than himself; final determination of the amount of compensation rests with the non-employee members of the Board of Directors. Board members who are also executive officers do not participate in discussions about, nor do they vote on, recommendations concerning their respective compensation.

      The Company's executive officer compensation program is comprised of base salary, bonus opportunity, long-term incentive compensation in the form of stock options, and other benefits such as health insurance. It is the objective of the Company to maintain base salaries that are at approximately the mid-range of compensation paid to senior executives with comparable qualifications, experience and responsibilities at other companies engaged in the same or similar business as the Company. The Performance Bonus Plan provides for a bonus as a percent of base salary which is dependent upon the Company's performance level achieved and the job classification of the individual. The purpose of the Performance Bonus Plan is to reward key employees, executives and officers for achievement of corporate goals relating to earnings. The performance bonuses for the named executives for fiscal 1999 were paid in accordance with the established plan and are reflected in the Summary Compensation Table.

      The 1992 Employee Stock Incentive Plan forms the basis for the Company's long-term incentive plan for officers and key managers. The purpose of the Plan is to enable the Company and its subsidiaries to attract, retain and motivate employees by providing for or increasing the proprietary interests of such employees in the Company. During fiscal 1999, options to purchase the following amounts of the Company's Common Stock were granted to Messrs. Nugent, Williams, Duddles, Schauf and Schultz: 43,200, 26,700, 23,600, 18,800 and 13,600 shares, respectively. All options were granted at 100% of the market price of the Company's Common Stock on the date of grant ($26.625) and become exercisable 20% annually beginning on May 5, 2000. Options serve to directly align the interests of executives, including the Chief Executive Officer, with the interests of other stockholders, since such executives will not realize a benefit unless and until the market price of the Company's Common Stock increases.

      Mr. Nugent became the Chief Executive Officer of the Company on April 1, 1996. His base salary as of March 15, 1999, was increased approximately 9% over his previous base salary in order to maintain his salary at approximately the mid-range of competitive industry practice. An annual cash incentive award is payable to Mr. Nugent if the Company achieves or exceeds specified earnings goals. Mr. Nugent's bonus for 1999 reflects the highest performance rating under the Company's Performance Bonus Plan. To further align his interests with those of stockholders, Mr. Nugent was awarded as part of his bonus 12,566 restricted stock units, valued at approximately $300,000 based on the closing price of the Company's Common Stock on October 4, 1999, which will vest 100% on October 4, 2002 and are subject to forfeiture under certain circumstances. When vested, these units will result in the issuance of 12,566 shares of the Company's Common Stock. In fiscal 1999, approximately 60% of Mr. Nugent's compensation, including the value of restricted stock units, was incentive pay.

      This report is submitted by the Board of Directors and the Compensation Committee.

                Board of Directors                   Compensation Committee
    -------------------------------------------      ----------------------
    Michael E. Alpert      Jack W. Goodall           Jay W. Brown
    Jay W. Brown           Alice B. Hayes            Paul T. Carter
    Paul T. Carter         Murray H. Hutchison       Alice B. Hayes
    Charles W. Duddles     Robert J. Nugent          Murray H. Hutchison
    Edward W. Gibbons      L. Robert Payne

      This report will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference.

Compensation Committee Interlocks and Insider Participation

      The members of the Compensation Committee are currently Jay W. Brown, Paul T. Carter, Alice B. Hayes and Murray H. Hutchison. Jay W. Brown, who was Vice President of the Company from July 1981 to July 1983, participated in the deliberations of the committee.

Pension Plan Table

      Retirement Plan. The Company maintains a retirement plan (the "Retirement Plan"), which was adopted effective October 21, 1985 and restated effective January 1, 1989. The Retirement Plan is a defined benefit plan covering eligible regular employees employed in an administrative, clerical, or restaurant hourly capacity who have completed 1,000 hours of service and reached age 21. The Retirement Plan provides that a participant retiring at age 65 will receive an annual retirement benefit equal in amount to one percent of Final Average Pay multiplied by Benefit Service plus .4% of Final Average Pay in excess of Covered Compensation multiplied by Benefit Service, subject to grandfathered minimum benefit accruals under the previous plan as of December 31, 1988. The .4% portion of the calculation is limited to a maximum of 35 years of service. The Employee Retirement Income Security Act of 1974 ("ERISA") and various tax laws may cause a reduction in the annual retirement benefit payable under the Retirement Plan. (The preceding capitalized terms are defined in the Retirement Plan, a copy of which is filed as an exhibit to the Company's Annual Report on Form 10-K.) Although normal retirement is age 65, benefits may begin as early as age 55 if service requirements defined in the Retirement Plan are met. Benefits payable are reduced for early commencement.

      Supplemental Retirement Plan. The Company established a non-qualified supplemental retirement plan for selected executives effective April 2, 1990, known as the Supplemental Executive Retirement Plan. The plan provides for a percentage of replacement income based on Service and Final Average Compensation (each as defined in the plan). The target replacement income from all Company funded sources based upon a maximum of 20 full years of service is 60% of Final Average Compensation. For those executives whose service lengths are less than 20 years, the target percentage of 60% is reduced by applying a factor determined by dividing the number of full years of actual service by 20. The plan is unfunded and represents an unsecured claim against the Company.

      Easy$aver Plus Plan. Effective October 21, 1985, the Company adopted the Jack in the Box Inc. Savings Investment Plan, currently named the Jack in the Box Inc. Easy$aver Plus Plan (the "E$P"), which includes a cash-or-deferred arrangement under Section 401(k) of the Internal Revenue Code. Eligible employees who have completed at least one year of service with a minimum of 1,000 hours of work and reached age 21 qualify for the E$P. Participants in the E$P may defer up to 12% of their pay on a pre-tax basis. In addition, the Company contributes on a participant's behalf an amount equal to 50% of the first 4% of compensation that is deferred by the participant.

      Deferred Compensation Plan. Since January 1, 1989, all executive officers and certain other members of management of the Company have been excluded from participation in the E$P. Effective April 2, 1990, all such persons were offered an opportunity to participate in a non-qualified deferred compensation plan established by the Company. Participants of the plan, known as the Capital Accumulation Plan for Executives, may defer up to 15% of base and/or bonus pay. The Company contributes on a participant's behalf 100% of the first 3% of compensation that is deferred by the participant. Benefits paid under such plan also include an interest component based on Moody's Average Corporate Bond Yield Index. The plan is unfunded and participants' accounts represent unsecured claims against the Company.

      Summary of Retirement and Other Deferred Benefits. The following table shows estimated annual benefits payable to participants as a straight life annuity. The benefits are derived from some or all of the following Company funded sources: Retirement Plan, Company contributions to the E$P, Company contributions to the Deferred Compensation Plan, Supplemental Retirement Plan and Social Security (50% of primary insurance amount).

                                     Estimated Annual Benefits Based on
                                              Years of Service
        Average                    ---------------------------------------
    Annual Earnings                    10             15             20
    ---------------------------    ---------      ---------      ---------
     $  100,000..............      $  30,000      $  45,000      $  60,000
        200,000 .............         60,000         90,000        120,000
        300,000 .............         90,000        135,000        180,000
        400,000 .............        120,000        180,000        240,000
        500,000 .............        150,000        225,000        300,000
        600,000 .............        180,000        270,000        360,000
        800,000 .............        240,000        360,000        480,000
      1,000,000 .............        300,000        450,000        600,000
      1,200,000 .............        360,000        540,000        720,000
      1,300,000 .............        390,000        585,000        780,000

      At October 3, 1999, the number of years of service under the retirement plans for Messrs. Nugent, Williams, Duddles, Schauf and Schultz was 20, 29, 26, 3 and 24, respectively; and the amount of eligible compensation for each of these individuals approximates the amounts reflected as salary and bonus in the Summary Compensation Table.

Severance Arrangements

      The Company has entered into compensation and benefits assurance agreements with certain of its senior executives, including Messrs. Nugent, Williams, Duddles, Schauf and Schultz, for the payment of certain compensation and the provision for certain benefits in the event of termination of employment following a change in control of the Company. The agreements had an initial term expiring on September 29, 1998 but are automatically extended for additional two-year terms thereafter unless at least six-months written notice is given to the contrary. If there is a change of control (as defined in the agreements) during the term of any such agreement, the executive will be entitled to receive the payments and benefits specified in the event that his employment is terminated within 24 months thereafter: (i) involuntarily, without cause or (ii) voluntarily for "good reason" (as defined in the agreements). Amounts payable under each agreement include all amounts earned by the employee prior to the date of termination and a multiple of the employee's annual base salary, bonus and the Company's matching contributions to the Deferred Compensation Plan. In the case of Messrs. Nugent, Williams, Duddles, Schauf and Schultz, the applicable multiples are 2.5, 2.5, 2.5, 2.5 and 1.5, respectively. In addition, the agreements provide for the continuation of health insurance benefits for a period of up to 18 months following termination and certain incidental benefits.

                              CERTAIN TRANSACTIONS

      In 1990, a wholly-owned subsidiary of the Company entered into a master license agreement with Foodmex, Inc., a Nevada corporation, for the development and operation of JACK IN THE BOX restaurants in Mexico. In connection with the master license agreement in 1990, the stockholders of Foodmex provided personal guarantees of Foodmex's obligations to the Company's subsidiary. In 1993, Foodmex and the Company's subsidiary modified and amended their agreement. Subsequently, as the result of severe financial difficulties encountered by Foodmex, it became unable to meet its obligations on a current basis. Therefore, Foodmex was required to pay in advance for its food and supplies purchased from the Company and entered into an agreement for the payment, over an extended period without interest, of the accumulated arrearage.

      In December 1996, the Company's subsidiary terminated its franchise agreement with Foodmex; and Foodmex filed a lawsuit in the U.S. District Court in San Diego, Foodmex, Inc. v. Foodmaker International Franchising, Inc., et al., against the Company, its subsidiary, Jack W. Goodall, Robert J. Nugent and another employee of the Company. As amended, the complaint alleged claims for breach of contract, breach of the implied covenant of good faith and fair dealing, fraud, tortious interference with contract relations, violation of the California Franchise Relations Act, Racketeer Influenced and Corrupt Organization Act and civil conspiracy. The amended complaint sought monetary damages in excess of $10 million and punitive damages. A counterclaim was filed by the Company and its subsidiary alleging claims based on breach of contract, trademark infringement, unfair competition and false designation of origin. The counterclaim sought injunctive relief and monetary damages, including payment of over $1 million owing to the Company's subsidiary.

      In March 1997, the Court granted the Company's subsidiary's motion for a preliminary injunction, held that the Company was likely to prevail in its suit, and ordered Foodmex to immediately cease using the JACK IN THE BOX trademarks and systems. In granting the motion, the Court found that the Company's subsidiary had a likelihood of success on the merits of its breach of contract and trademark infringement claims and required Foodmex to comply with the termination provisions of its agreement, including the removal of all JACK IN THE BOX signs and discontinuance of all further use of JACK IN THE BOX trademarks. In June 1997, Foodmex and its president were found in contempt of court for failing to comply with the preliminary injunction.

      In April 1997, the Company's subsidiary filed an action in the Superior Court of San Diego, Foodmaker International Franchising, Inc. v. Weber, et al., against certain of the stockholders of Foodmex, seeking to enforce guarantee of Foodmex's obligations to the Company. This action was dismissed by the court.

      On February 24, 1998, the Court issued an order dismissing Foodmex's complaint without prejudice. In March 1998, Foodmex filed a Second Amended Complaint in the U.S. District Court in San Diego, California alleging contractual, tort and law violations arising out of the same business relationship and seeking damages in excess of $10 million, attorneys' fees and costs. On June 25, 1999, the Court granted the Company's motion for summary judgement on the plaintiff's Second Amended Complaint, resulting in the complete dismissal of Foodmex's claim against the Company. On the same day, the Court granted the Company's motion for partial summary judgement on its breach of contract, trademark infringement, unfair competition and related claims, including the Company's claim for a permanent injunction. The Court ordered Foodmex to cease using any of the Company's proprietary marks, and ordered it to cause its Mexican sublicensees to cease using any of the Company's proprietary marks. Issues regarding Foodmex's liability for breach of a promissory note and damages owed to the Company by Foodmex remain to be decided. No trial date has been set.

      Sharon Payne, who is the daughter of L. Robert Payne, a director of the Company, acquired 25% of the outstanding common stock of Foodmex in 1990, loaned certain funds to Foodmex and signed a guarantee of Foodmex's obligations to the Company's subsidiary, similar in substance to that provided by the other Foodmex stockholders. The Company has been advised that it is the position of Ms. Payne that her personal guarantee is no longer of any legal effect as the result of changes made to the agreements between Foodmex and the Company's subsidiary subsequent to the making of her guarantee. Ms. Payne was not a defendant in the Weber lawsuit.

      The Company has been advised by Mr. Payne that the majority of the funds invested by his daughter in Foodmex (including her loans to Foodmex) were loaned to her by him. In addition, Mr. Payne has advised that in the past he, his wife and a family trust provided guarantees of, and certain collateral for, Foodmex's bank indebtedness, the maximum amount of which was approximately $760,000, and which was $68,641 at December 30, 1999. The Company has been advised that as of December 22, 1999, Foodmex filed for protection under Chapter 7 of the bankruptcy laws. In connection with the filing of bankruptcy by Foodmex, Mr. Payne has advised the Company that, as of December 30, 1999, the Foodmex lender foreclosed on a certificate of deposit that served as collateral for certain Foodmex debt.

      Mr. Payne has also advised the Company that he never guaranteed any of Foodmex's obligations to the Company's subsidiary. Mr. Payne has also advised the Company that in December 1995 all of the ownership interest formerly held by his daughter in Foodmex was transferred to other stockholders of Foodmex; and that neither he nor his daughter presently holds any ownership interest in Foodmex.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Pursuant to Section 16(a) of the Securities Exchange Act of 1934, each executive officer, director and beneficial owner of more than 10% of the Company's Common Stock is required to file certain forms with the Securities and Exchange Commission. A report of beneficial ownership of the Company's Common Stock on Form 3 is due at the time such person becomes subject to the reporting requirements and a report on Form 4 or Form 5 must be filed to reflect changes thereafter. Based on written statements and copies of forms provided to the Company by persons subject to the reporting requirements, the Company believes that all such reports required to be filed by such persons during fiscal 1999 were filed on a timely basis, except for late Forms 3 filed for each of Karen Bachmann and Harold Sachs upon becoming executive officers of the Company, late Forms 5 filed for Mr. Goodall reporting two gift transactions and Carlo Cetti reporting three 401(k) transactions, a late Form 4 filed for Mr. Williams with respect to one transaction for the sale of the Company's Common Stock and two late Forms 4 filed for each of Donald Blough, Mr. Goodall and Mr. Payne each reporting a transaction in the Company's Common Stock through their membership in an investment club.

                                PERFORMANCE GRAPH

      The following graph compares the cumulative return to holders of the Company's Common Stock at September 30th of each year to the yearly weighted cumulative return of a new and an old Restaurant Peer Group Index and to the Standard & Poor's ("S&P") 500 Index for the same period. The new Restaurant Peer Group includes six additional restaurant companies to broaden the index, minimize the impact of any individual company and compensate for the loss of companies that are no longer public entities. The comparison assumes $100 was invested on September 30, 1994 in the Company's Common Stock and in each of the comparison groups, and assumes reinvestment of dividends. The Company paid no dividends during the periods.


                 [A LINE GRAPH CHART WAS INCLUDED HEREIN WHICH
                   GRAPHICALLY REFLECTED THE FOLLOWING DATA]


                                         1994   1995   1996   1997   1998   1999
                                         ----   ----   ----   ----   ----   ----
Jack in the Box Inc. .................   $100   $100   $174   $327   $273   $434
New Restaurant Peer Group (1) ........    100     92     98    115    103    102
Old Restaurant Peer Group (2) ........    100     99    103    130    115     74
S&P 500 Index ........................    100    130    156    219    239    306

------------------------------

(1) The new Restaurant Peer Group Index adds to the old index the following companies: Applebee's International, Inc.; Brinker International, Inc.; CBRL Group, Inc.; Papa John's International, Inc.; Ruby Tuesday, Inc. and Sonic Corp.

(2) The old Restaurant Peer Group Index is comprised of the following companies: Bob Evans Farms, Inc.; CKE Restaurants, Inc.; Luby's, Inc.; Ryan's Family Steak Houses, Inc.; Shoney's, Inc. and Vicorp Restaurants, Inc.


                                  PROPOSAL TWO

                         RATIFICATION OF THE APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

      The Board has appointed KPMG LLP as independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending October 1, 2000, subject to ratification by stockholders. KPMG LLP has acted as independent accountants for the Company since 1986. A representative of the firm will be present at the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions from stockholders.

                                 OTHER BUSINESS

      The Company's management is not aware of any other matters to come before the Annual Meeting. If any matter not mentioned herein is properly brought before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

      Pursuant to the Company's Bylaws, in order for a stockholder to present business at the Annual Meeting or to make nominations for election of a director, such matters must be filed in writing with the Secretary of the Company in a timely manner. To be timely, a stockholder's notice must be delivered to the principal executive offices of the Company not less than ninety
(90) nor more than one hundred and twenty (120) days prior to the meeting as originally scheduled; provided, however, that in the event that less than 100 days' notice or prior public disclosure of the date of the meeting is made to stockholders, notice by the stockholder must be received not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure was made. Such notice shall set forth, as to the stockholder giving notice, the stockholder's name and address as they appear on the Company's books, and the class and number of shares of the Company which are beneficially owned by such stockholder. Additionally, (i) with respect to a stockholder's notice regarding a nominee for director, such notice shall set forth, as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); and (ii) with respect to a notice relating to a matter the stockholder proposes to bring before the Annual Meeting, a brief description of the business desired to be brought before the meeting and any material interest of the stockholder in such business.

                  STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

      Any stockholder of the Company wishing to have a proposal considered for inclusion in the Company's proxy solicitation materials to be distributed in connection with the Company's Annual Meeting of Stockholders to be held in the year 2001 must set forth such proposal in writing and file it with the Secretary of the Company on or before September 15, 2000. Any such proposals must comply in all respects with the rules and regulations of the Securities and Exchange Commission.

                        1999 ANNUAL REPORT AND FORM 10-K

      A copy of the 1999 Annual Report to Stockholders accompanies this Proxy Statement. The Company's Annual Report on Form 10-K for the year ended
October 3, 1999, as filed with the Securities and Exchange Commission, contains detailed information concerning the Company and its operations which is not included in the 1999 Annual Report. A COPY OF THE 1999 FORM 10-K WILL BE FURNISHED TO STOCKHOLDERS WITHOUT CHARGE UPON REQUEST IN WRITING TO:
Jack in the Box Inc., Treasury Department, 9330 Balboa Avenue, San Diego, California 92123-1516.

                                      By Order of the Board of Directors,

                                      LAWRENCE E. SCHAUF

                                      Lawrence E. Schauf
                                      Secretary

Proxy with telephone voting instructions - side one ----------------------------

PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                              JACK IN THE BOX INC.

      FOR ANNUAL MEETING OF STOCKHOLDERS ON FEBRUARY 18, 2000 AT 2:00 P.M.
       DEL MAR HILTON, 15575 JIMMY DURANTE BOULEVARD, DEL MAR, CALIFORNIA.

The undersigned hereby appoints Jack W. Goodall, Charles W. Duddles and Lawrence
E. Schauf and each of them, acting by a majority or by one of them if only one is acting, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Annual Meeting of Stockholders of Jack in the Box Inc., a Delaware corporation, on February 18, 2000, or any postponements or adjournments thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified on the other side hereof and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" all nominees listed and "FOR" Proposal 2. The Board of Directors recommends a vote FOR the above proposals.

       (Continued, and to be marked, dated and signed, on the other side)

                            / FOLD AND DETACH HERE /

                              JACK IN THE BOX INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                         FEBRUARY 18, 2000 AT 2:00 P.M.

                                 DEL MAR HILTON
                          15575 JIMMY DURANTE BOULEVARD
                               DEL MAR, CALIFORNIA

Proxy with telephone voting instructions - side two ----------------------------
                                                        Please mark your    |X|
                                                        votes as indicated
                                                        in this example

The Board of Directors recommends a vote FOR Proposals 1 and 2

                                                           WITHHOLD
                                                 FOR ALL     ALL
  1. ELECTION OF DIRECTORS                         |_|       |_|
     Nominees:
       01 Michael E. Alpert    06 Jack W. Goodall
       02 Jay W. Brown         07 Alice B. Hayes
       03 Paul T. Carter       08 Murray H. Hutchison
       04 Charles W. Duddles   09 Robert J. Nugent
       05 Edward W. Gibbons    10 L. Robert Payne

     (Instruction: To withhold authority to vote for any individual nominee write that nominee's name below.)

     ----------------------------------------------------

                                                   FOR     AGAINST   ABSTAIN
  2. Ratification of appointment                   |_|       |_|       |_|
     of KPMG LLP as independent
     accountants.

  3. In their discretion, the Proxies
     are authorized to vote upon such
     other business as may properly
     come before the meeting.
                                                             YES        NO
  I plan to attend the meeting.                              |_|       |_|

                  *** IF YOU WISH TO VOTE BY TELEPHONE, PLEASE
                         READ THE INSTRUCTIONS BELOW ***

[NAME, ADDRESS & SHARE INFORMATION]

Signature(s)__________________________________ Dated: ____________________, 2000

Stockholder(s), please sign above exactly as name appears hereon; in the case of joint holders, all should sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an authorized person.

                            / FOLD AND DETACH HERE /

                                VOTE BY TELEPHONE

                          QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

You will be asked to enter the Control Number located in the box in the lower right hand corner of this form.

--------------------------------------------------------------------------------
OPTION #1: To vote as the Board of Directors recommends on ALL proposals, press 1.
--------------------------------------------------------------------------------

        Your vote will be confirmed and cast as you directed. END OF CALL

--------------------------------------------------------------------------------
OPTION #2: If you choose to vote on each proposal separately, press 0. You will hear these instructions:
--------------------------------------------------------------------------------

Proposal 1: To vote FOR ALL nominees, press 1; to WITHHOLD FOR ALL nominees, press 9; To WITHHOLD FOR AN INDIVIDUAL nominee, press 0 and listen to the instructions.

Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0.

       Your vote will be confirmed and cast as you directed. END OF CALL.

--------------------------------------------------------------------------------
  If you vote by telephone, there is no need for you to mail back your proxy.
                              THANK YOU FOR VOTING
--------------------------------------------------------------------------------

   Call ** Toll Free ** On a Touch Tone Telephone
               1-800-840-1208 - ANYTIME               [Reserved for Control
       There is NO CHARGE to you for this call            Number Box]

Proxy without telephone voting instructions - side one
--------------------------------------------------------------------------------
PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                              JACK IN THE BOX INC.

      FOR ANNUAL MEETING OF STOCKHOLDERS ON FEBRUARY 18, 2000 AT 2:00 P.M.
       DEL MAR HILTON, 15575 JIMMY DURANTE BOULEVARD, DEL MAR, CALIFORNIA

The undersigned hereby appoints Jack W. Goodall, Charles W. Duddles and Lawrence
E. Schauf and each of them, acting by a majority or by one of them if only one is acting, as lawful proxies, with full power of substitution, for and in the name of the undersigned, to vote on behalf of the undersigned, with all the powers the undersigned would possess if personally present at the Annual Meeting of Stockholders of Jack in the Box Inc., a Delaware corporation, on February 18, 2000, or any postponements or adjournments thereof. The above named proxies are instructed to vote all the undersigned's shares of stock on the proposals set forth in the Notice of Annual Meeting and Proxy Statement as specified on the other side hereof and are authorized in their discretion to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" all nominees listed and "FOR" Proposal 2. The Board of Directors recommends a vote FOR the above proposals.

       (Continued, and to be marked, dated and signed, on the other side)

                            / FOLD AND DETACH HERE /

                              JACK IN THE BOX INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                         FEBRUARY 18, 2000 AT 2:00 P.M.

                                 DEL MAR HILTON
                          15575 JIMMY DURANTE BOULEVARD
                               DEL MAR, CALIFORNIA

Proxy without telephone voting instructions - side two -------------------------

                                                        Please mark your    |X|
                                                        votes as indicated
                                                        in this example.

The Board of Directors recommends a vote FOR Proposals 1 and 2
                                                                     FOR ALL
                                                                     EXCEPT
                                                           WITHHOLD  (noted
                                                 FOR ALL     ALL      below)
  1. ELECTION OF DIRECTORS                         |_|       |_|       |_|
     Nominees:
       01 Michael E. Alpert    06 Jack W. Goodall
       02 Jay W. Brown         07 Alice B. Hayes
       03 Paul T. Carter       08 Murray H. Hutchison
       04 Charles W. Duddles   09 Robert J. Nugent
       05 Edward W. Gibbons    10 L. Robert Payne

     (Instruction: To withhold authority to vote for any individual nominee mark the "FOR ALL EXCEPT" box above and write that nominee's name below.)

     -----------------------------------------------

                                                   FOR     AGAINST   ABSTAIN
  2. Ratification of appointment                   |_|       |_|       |_|
     of KPMG LLP as independent
     accountants.

  3. In their discretion, the Proxies
     are authorized to vote upon such
     other business as may properly
     come before the meeting.
                                                             YES        NO
  I plan to attend the meeting.                              |_|       |_|


[NAME, ADDRESS & SHARE INFORMATION]

Signature(s)_________________________________________ Dated: _____________, 2000

Stockholder(s), please sign above exactly as name appears hereon; in the case of joint holders, all should sign. Fiduciaries should add their full title to their signature. Corporations should sign in full corporate name by an authorized officer. Partnerships should sign in partnership name by an authorized person.

                            / FOLD AND DETACH HERE /

Proxy Easy $aver Plus Plan - side one-------------------------------------------

              Please fold and detach at perforation before mailing

--------------------------------------------------------------------------------
                 The Board of Directors of Jack in the Box Inc.
                    recommends a vote FOR Proposals 1 and 2.
--------------------------------------------------------------------------------
               Please vote by filling the appropriate boxes below.

                                                                FOR ALL EXCEPT
                                     FOR ALL     WITHHOLD ALL  (noted at left)
  1. ELECTION OF DIRECTORS             |_|            |_|            |_|
     Nominees:
       01 Michael E. Alpert             06 Jack W. Goodall
       02 Jay W. Brown                  07 Alice B. Hayes
       03 Paul T. Carter                08 Murray H. Hutchison
       04 Charles W. Duddles            09 Robert J. Nugent
       05 Edward W. Gibbons             10 L. Robert Payne

    (Instruction: To withhold authority to vote for any individual nominee mark the "FOR ALL EXCEPT" box above and write that nominee's name below.)

     --------------------------------------------------------------------------

                                       FOR          AGAINST        ABSTAIN
  2. Ratification of appointment       |_|            |_|            |_|
     of KPMG LLP as independent
     accountants.

  3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please note: If this Voting Instruction Form is signed, but no direction is given on Proposal #1, Mellon Bank, N.A. will vote "FOR" all nominees listed, or if no direction is given on Proposal #2, Mellon Bank, N.A. will vote "FOR" Proposal #2.

            (Continued and to be dated and signed on the other side)

Proxy Easy $aver Plus Plan - side two-------------------------------------------

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                           USING THE ENCLOSED ENVELOPE
 This voting instruction is requested by Mellon Bank, N.A. in conjunction with a proxy solicitation by the Board of Directors of Jack in the Box Inc.

         Please read the enclosed Proxy Statement and the Annual Report to Stockholders for more information.

                      CONFIDENTIAL VOTING INSTRUCTION FORM
                              To: Mellon Bank, N.A.
           as Trustee of the Jack in the Box Inc. Easy$aver Plus Plan

              Please fold and detach at perforation before mailing

The undersigned hereby instructs Mellon Bank, N.A., as Trustee of the Jack in the Box Inc. Easy$aver Plus Plan, to vote in person or by proxy at the Annual Meeting of the Stockholders of Jack in the Box Inc., to be held on February 18, 2000, and at any postponements or adjournments thereof, all shares of Common Stock of Jack in the Box Inc., for which the undersigned shall be entitled to instruct, in the manner specified on the other side hereof.

Mellon Bank, N.A. will vote the shares represented by this Voting Instruction Form if it is properly completed, signed, and received by Mellon Bank, N.A. before 5:00 p.m. EST on February 15, 2000 at P.O. Box 9116, Hingham, MA 02043. Please note that if this Voting Instruction Form is not properly completed and signed, or it is not received by Mellon Bank, N.A., as indicated above, Mellon Bank, N.A. will not vote any shares represented by such Voting Instruction Form.

Mellon Bank, N.A. makes no recommendation regarding any voting instruction. Any Voting Instruction Form, if properly completed, signed, and received by Mellon Bank, N.A. in a timely manner will supersede any previously received Voting Instruction Form. All voting instructions received by Mellon Bank, N.A. will be kept confidential.

                                             Dated:_____________________, 2000



                                             ___________________________________
                                                        Signature

BALLOT                      JACK IN THE BOX INC.                          BALLOT
                Annual Meeting of Stockholders, February 18, 2000

The undersigned votes_____________________________________(__________) shares of stock, with respect to the following:

1. Election of Directors: Michael E. Alpert, Jay W. Brown, Paul T. Carter, Charles W. Duddles, Edward W. Gibbons, Jack W. Goodall, Alice B. Hayes, Murray H. Hutchison, Robert J. Nugent and L. Robert Payne.

      |_| FOR all nominees listed.
      |_| WITHHOLD AUTHORITY to vote for all nominees listed.
      |_| FOR all nominees listed except _______________________________________

2. Ratification of appointment of KPMG LLP
   as independent accountants.                  |_| FOR |_| AGAINST |_| ABSTAIN


________________________________________________________
Stockholder's signature (|_| check box if you are voting shares held in Easy$aver Plus Plan)

INSTRUCTION: If ballot is cast by proxy, print stockholder name above or, if multiple stockholders, print "Proxies Filed" above.


________________________________________________________
Proxy signature (if ballot is cast by proxy)